EXHIBIT 32.1

YASHENG GROUP
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Yasheng Group (the “Company”) on Form 10-Q for the period ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Changsheng Zhou, Chief Executive Officer and Chairman of the Board of Directors of the Company, certify, pursuant to U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of June 30, 2007 and results of operations of the Company for the three months ended June 30, 2007.

/s/ Changsheng Zhou

Changsheng Zhou, Chief Executive Officer and Chairman of the Board of Directors
April 18, 2010